                                                                      EXHIBIT 23



                      [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in these Registration Statements on Form S-8 (No. 333-31283 and No. 333-100601) of Doral Financial Corporation of our report dated February 24, 2003 relating to the financial statements, which appears on page 61 of the 2002 Annual Report to Shareholders of Doral Financial Corporation, which is incorporated by reference in Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.



/s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico
March 26, 2003

                                                                      EXHIBIT 23


                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-72740) of Doral Financial Corporation of our report dated February 24, 2003 relating to the financial statements, which appears on page 61 of the 2002 Annual Report to Shareholders of Doral Financial Corporation, which is incorporated by reference in Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

San Juan, Puerto Rico
March 26, 2003